UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2005
O2DIESEL CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number: 000-32228

Delaware (State of incorporation) 100 Commerce Drive, Suite 301	91-2023525 (I.R.S. Employer Identification No.)
Newark, DE (Address of principal executive offices)	19713 (Zip Code)
(302) 266-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 1- REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01 Entry into a Material Definitive Agreement
The disclosure required to be provided herein is incorporated by reference to Item 3.02 below.
SECTION 3 – SECURITIES AND TRADING MARKET
Item 3.02 Unregistered Sales of Equity Securities
On October 28, 2005, O2Diesel Corporation (the “Company”) entered into an agreement with Abengoa Bioenergy R&D, Inc. (“ABRD”) to provide funding and commercial support to develop the European market for O2Diesel™, the Company’s cleaner burning ethanol diesel fuel blend.
The parties entered into a Common Stock and Warrant Purchase Agreement (the “Agreement”) for 6,419,840 shares of the Company’s common stock in a private placement, for total proceeds of 3,000,000 Euro, or approximately $3.6 million at current exchange rates. The Company has agreed to use these funds exclusively for the development of the European market.
The parties also entered into a Commercial Agreement, in which ABRD and the Company will jointly develop the market for O2Diesel™ in Europe during a five year period. As part of the Commercial Agreement, ABRD will be the exclusive supplier of the ethanol to be used in the blending of O2Diesel™ within the territory.
As part of the transaction, the Company will also issue warrants to purchase 2,853,262 shares of common stock at an exercise price of $0.85 per share during the period of six months to forty-two months of the date of issuance or at $1.13 per share during the period of forty three to sixty six months after the date of issuance. The warrants expire sixty-six months after the date of issuance. ABRD’s obligations to purchase the shares is subject to the Company satisfying certain additional conditions. The Company anticipates that this transaction will close within 30 days.
The common stock and the warrants will be issued to the accredited investor in a transaction that will be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated under the Securities Act.
A copy of the Agreement, Commercial Agreement and Form of Warrant are filed as Exhibits 10.1, 10.2 and 10.3, which are incorporated herein by reference. A copy of the Company’s November 2, 2005 Press Release announcing the transaction is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits:

Exhibit No.	Description

10.1	Common Stock and Warrant Purchase Agreement, filed herewith.

10.2	Commercial Agreement, filed herewith.

10.3	Form of Warrant, filed herewith.

99.1	Text of Press Release, issued by O2Diesel Corporation on November 2, 2005, filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O2DIESEL CORPORATION

By:	/s/ Alan R. Rae

Alan R. Rae
Chief Executive Officer
Date: November 2, 2005